SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              --------------------

                                    FORM 8-K/A2

                              ---------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 30, 1996

                             THE MORGAN GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                  1-13586                                22-2902315
         (Commission File Number)            (IRS Employer Identification No.)

          2746 Old U.S. 20 West
            Elkhart, Indiana                             46514-1168
(Address of principal executive offices)                (Zip Code)

                                 (219) 295-2200
                Registrant's telephone number, including zip code

         This Form 8-KA2 is filed to amend and restate only Item 7(b), Pro Forma Financial Statements, of the Registrant's Form 8-K for December 30, 1996, filed January 14, 1997 and first amended January 15, 1997. The remainder of such report is not amended hereby.

Item 7b. Pro Forma Financial Information.

         (Refiled to correct information in the Pro Forma Condensed Combined Statements of Operations for the Nine Months Ended September 30, 1996 (unaudited) and for the Year Ended December 31, 1995 (unaudited))


         The Morgan Group, Inc. and Transit Homes of America, Inc. pro forma condensed combined financial statements (unaudited)

         Pro Forma condensed combined balance sheet -
         September 30, 1996..............................................Pg. 4-5

         Pro Forma condensed statement of operations -
         nine months ended September 30, 1996 and year ended
         December 31, 1995...............................................Pg. 6-7

         Notes to pro forma financial statements........................Pg. 8-10

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION


         The Unaudited Pro Forma condensed Combined Balance Sheet is presented to give effect to the acquisition of Transit Homes of America, Inc. as if it had occurred on September 30, 1996 and combines the balance sheet of The Morgan Group, Inc. with that of Transit Homes of America, Inc. as of September 30, 1996. The Unaudited Pro Forma Condensed Combined Statements of Operations assume the transaction occurred at the beginning of the fiscal year ended December 31, 1996 and combines the statements of operations of The Morgan Group, Inc. for the year ended December 31, 1996 and the nine months ended September 30, 1996 with the statements of operations of Transit Homes of America, Inc. for the year ended December 31, 1995 and the nine months ended September 30, 1996. The pro forma information is based upon historical financial statement of Transit Homes of America, Inc. and The Morgan Group, Inc. after giving effect to the proposed transaction using the purchase method of accounting and assumptions and adjustments in the accompanying notes to the pro forma financial statements.

         The pro forma statements have been prepared by The Morgan Group, Inc. based upon the financial statements of Transit Homes of America, Inc. (filed with this report under Item 7a) which have been provided by Transit Homes of America, Inc.'s management. These pro forma statements may not be indicative of the results that would have actually occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements and notes of Transit Homes of America, Inc. and the audited financial statements of The Morgan Group, Inc.

                             THE MORGAN GROUP, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                   (UNAUDITED)
                                 (In Thousands)

                                                                                                                         Sept. 30,
                                                   Sept. 30                  Sept. 30,     Sept. 30,                       1996
                                                     1996                      1996          1996                       Condensed
                                                    Transit     Transit      Transit Adj.    Morgan                      Combined
                                                    Balance     Excluded       Balance      Balance    Proforma           Balance
                                                     Sheet       Assets         Sheet        Sheet    Adjustmens           Sheet
                                                     -----       ------         -----        -----    ----------           -----
Assets
Current Assets:
   Cash and cash equivalents                           $267       ($267)          ---        $3,126     ($1,592)   2/       $1,534
   Trade accounts receivable, less allowance          2,892      (2,892)          ---        13,109         ---            $13,109
       for doubtful accounts of $44,000 in 1996
      and $102,000 in 1995
   Accounts receivable, other                            57         (57)          ---           388         ---               $388
   Prepaid expenses and other current assets            953        (853)          100         2,860         ---             $2,960
   Deferred income taxes                                ---         ---           ---           586         ---               $586
                                                      -----       -----         -----           ---       -----               ----

Total current assets                                  4,169       4,069           100        20,069      (1,592)           $18,577
Property and equipment, net                             804          50           754         6,575       ($504)   1/       $6,825
Intangible assets, net                                  ---         ---           ---         5,001                         $5,001
Intangible assets, Transit                                         $364         ($364)                     $442    1/       $3,988
                                                                                                         $3,910    2/
Other assets                                             10          10           ---           607         ---               $607
                                                      -----       -----         -----           ---       -----               ----
Total assets                                         $4,983      $4,493          $490       $32,252      $2,256            $34,998
                                                     ======      ======          ====       =======      ======            =======

See notes to unaudited pro forma condensed financial statements.

                             THE MORGAN GROUP, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                   (UNAUDITED)
                                 (In Thousands)

                                                                                                                         Sept. 30,
                                                   Sept. 30                  Sept. 30,     Sept. 30,                       1996
                                                     1996                      1996          1996                       Condensed
                                                    Transit     Transit      Transit Adj.    Morgan                      Combined
                                                    Balance     Excluded       Balance      Balance    Proforma           Balance
                                                     Sheet       Assets         Sheet        Sheet    Adjustmens           Sheet
                                                     -----       ------         -----        -----    ----------           -----
Liabilities and Stockholders' Equity
Current Liabilities:
   Note payable to bank                              $1,581     ($1,581)        ---         $2,500                       $2,500
   Trade accounts payable                             1,092     ($1,092)        ---          2,622        $160  2/       $2,782
   Accrued liabilities                                  200       ($200)        ---          1,691        $800  2/       $2,491
   Accrued driver pay                                   ---         ---         ---            228                         $228
   Accrued claims payable                             2,020     ($2,020)        ---          4,169        $200  2/       $4,369
   Refundable deposits                                  336         ---         336          1,768        ($62) 1/       $2,042
   Current portion of long-term debt                    207       ($157)         50            784        $411  2/       $1,245
                                                     ------     -------        ----        -------      ------          -------
Total current liabilities                             5,436     ($5,050)        386         13,762      $1,509          $15,657

Long-term debt, less current portion                    104         ---         104          1,703        $747  2/       $2,554
Deferred income taxes                                                                          622                         $622
Commitments and contingencies                                                                  ---                          ---

Shareholders' equity
   Common stock, Transit                                145       ($145)

   Common stock, $.015 par value
   Class A:
   Authorized shares - 7,500,000
   Issued and outstanding shares -
   1,489,010 and 1,449,554                                                                      23                          $23

   Class B:
   Authorized shares - 2,500,000
   Issued and outstanding shares - 1,200,000                                                    18                          $18

   Additional paid-in capital                                                               12,441                      $12,441
Retained earnings                                      (652)        652         ---          5,160         ---           $5,160
                                                     ------     -------        ----        -------      ------          -------
                                                       (507)       $507          (0)       $17,642                      $17,642

Less
   - treasury stock, 116,543 shares, at cost            (50)         50         ---          ($973)                       ($973)
      - loan to officer for purchase of stock           ---         ---         ---          ($504)        ---            ($504)
                                                     ------     -------        ----        -------      ------          -------

Total shareholders' equity                             (557)       $557          (0)       $16,165         ---          $16,165
                                                     ------     -------        ----        -------      ------          -------

Total liabilities and shareholders' equity           $4,983     ($4,493)       $490        $32,252      $2,256          $34,998
                                                     ======     ========       ====        =======      ======          =======

See notes to unaudited pro forma condensed financial statements.

                             THE MORGAN GROUP, INC.
              PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1996
                                   (UNAUDITED)
                                 (in thousands)

                                                                                                Pro Forma
                                                       Transit               Morgan           Adjustments           Consolidated
                                                       -------               ------           -----------           ------------
Operating Revenues:
   Manufactured housing outsourcing                   $17,601                $55,525                                    $73,126
   Specialized transport                                1,891                 20,991                                    $22,882
   Driver outsourcing                                     ---                 17,978                                    $17,978
   Other service revenues                               8,003                  8,015               $5,250  4/           $10,768
                                                       ------                -------                -----               -------
Total operating revenues                               27,495                102,509                5,250               124,754

Costs and Expenses:
   Operating costs                                     20,381                 93,826                ($500) 3/          $113,657
                                                                                                  ($5,250) 4/
                                                                                                   $5,200  4/

   Depreciation and amoritzation                            0                  1,095                 $105  3/            $1,321
                                                                                                     $121  4/

   Selling, general and administrative                  6,623                  6,170                ($219) 3/            $7,253
                                                                                                    ($121) 4/
                                                                                                  ($5,200) 4/
                                                       ------                -------                -----               -------

   Operating income                                       491                  1,418                 $614                $2,523

   Net interest income (expense)                        ($185)                 ($280)                 $79                 ($386)
                                                       ------                -------                -----               -------
Income before income taxes                                306                  1,138                 $693                 2,137

Income taxes                                               $0                   $217                 $320                  $537
                                                       ------                -------                -----               -------
Net Income                                               $306                   $921                 $373                $1,600
                                                       ======                =======                =====               =======
Net Income per share:
   Primary                                                                     $0.34                                      $0.60

   Fully diluated                                                              $0.34                                      $0.60

Average number of common shares and
   common stock equivalents                                                2,682,837                                  2,682,837
                                                                           =========                                  =========

See notes to unaudited pro forma condensed financial statements.

                             THE MORGAN GROUP, INC.
              PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1995
                                   (UNAUDITED)
                                 (In Thousands)

                                                                                                Pro Forma
                                                       Transit               Morgan           Adjustments           Consolidated
                                                       -------               ------           -----------           ------------
Operating Revenues:
   Manufactured housing outsourcing                    $25,108               $63,353                                    $88,461
   Specialized transport                                 2,500                29,494                                    $31,994
   Driver outsourcing                                        0                19,842                                    $19,842
   Other service revenues                               12,139                 9,614               8425   4/            $13,328
                                                       -------                ------             ------                  ------
Total operating revenues                                39,747               122,303              8,425                 153,625

Costs and Expenses:
   Operating costs                                      29,599               110,408            ($1,000)  3/           $139,744
                                                                                                ($8,425)  4/
                                                                                                 $9,162   4/

   Depreciation and amoritzation                             0                 1,264               $140   3/             $1,560
                                                                                                   $156   4/

   Selling, general and administrative                  11,318                 7,260              ($520)  3/             $8,740
                                                                                                  ($156)  4/
                                                                                                ($9,162)  4/
                                                       -------                ------             ------                  ------
   Operating income                                     (1,170)                3,371             $1,380                  $3,581

   Net interest income (expense)                         ($247)                 ($87)               $85                   ($249)
                                                         ------                 -----               ---                   ------

Income before income taxes                              (1,417)                3,284             $1,465                  $3,332

Income taxes                                                $0                $1,015             $  100                  $1,115
                                                       -------                ------             ------                  ------
Net Income                                             ($1,417)               $2,269             $1,365                  $2,217
less Preferred Dividends                                                        $221                                       $221
                                                       -------                ------             ------                  ------
Net Income applicable to Common Stock                  ($1,417)               $2,048             $1,365                  $1,996
                                                       =======                ======             ======                  ======

Net Income per share:
   Primary                                                                     $0.80                                      $0.77

   Fully diluated                                                              $0.80                                      $0.77

Average number of common shares and
   common stock equivalents                                                2,557,516                                  2,682,837
                                                                           =========                                  =========

See notes to the unaudited pro forma condensed financial statements.

            The Morgan Group, Inc. and Transit Homes of America, Inc.
                   Notes to Pro Forma Statement of Operations
                                   (Unaudited)
                                 (In Thousands)

Note 1 The following pro forma adjustments are made to reflect estimated fair value of assets purchased and liabilities assumed as of September 30, 1996.

         Decrease in the fair market value of fixed assets             $ (504)
         Decrease in the refundable deposits assumed                       62
                                                                     --------
         Investment in Transit                                         $  442
                                                                     ========

Note 2 The following pro forma adjustments reflect The Morgan Group, Inc.'s purchase of Transit Homes of America, Inc.'s business.

     Cash                                                              $1,592
     Current portion of long-term debt                                    411
     Long-term debt                                                       747
     Acquisition related payables                                         160
     Unfavorable contracts                                                800
     Cost of closing duplicative facilities                               200
                                                                       ------
                                                                       $3,910
                                                                       ======

Note 3 The following adjustments are incorporated in the pro forma condensed combined statements of operations (in thousands):


                                                           Year           Nine Months
                                                           Ended             Ended
                                                          Dec. 31,          Sept. 30,
                                                            1995              1996
                                                          --------        ------------
                                                             Increase/(Decrease)
                                                                  in Income
Operating Cost Adjustments
     Reduced insurance premium costs                        $ 400             $ 300

     Amortization unfavorable contracts                       600               200
                                                            -----             -----

                                                           $1,000             $ 500
                                                            =====             =====
General & Administrative Adjustments
     Elimination of owner's board of directors
     fees, life insurance policies, personal truck
     payments, and other miscellaneous expenses             $ 120             $  90

     Elimination of Transit's consulting costs
     associated with the sale of the company                  ---                54

     Elimination of duplicative overhead expenses             400               300

     Incentive compensation to seller based upon
     profitability                                            ---              (225)
                                                            -----             -----
                                                            $ 520             $ 219
                                                            =====             =====
Depreciation & Amortization - Purchase Price
     Adjustments
     Amortization over 20 years                             ($200)            ($150)

     Decrease in depreciation expense due to
     evaluating assets at fair market value                    60                45
                                                            -----             -----
                                                            ($140)            ($105)
                                                            =====             =====
Interest Expense Adjustments
     Elimination of interest expense related to
     Transit's line of credit charged at prime plus 5       $ 285             $ 210

     Additional interest expense at prime 8.25
     (as of September 30, 1996) based upon
     closing payment of $1.6 million                         (137)             (100)

     Interest expense on seller's note                        (63)              (31)
                                                            -----             -----
                                                            $  85             $  79
                                                            =====             =====
     Income Tax Adjustment                                  $(100)            ($320)
                                                            =====             =====

Note 4 To adjust and reclassify revenues and cost so pro forma financials are reported on a basis consistent with Morgan (in thousands):

                                                                Year                    Nine Months
                                                                Ended                     Ended
                                                                Dec. 31,                 Sept. 30,
                                                                 1995                      1996
                                                              ------------              ----------

Reduce revenue and operating costs for billing which
should be netted into operating costs                            $8,425                    $5,250

Increase operating cost and reduce general and
administrative expense for cost, Morgan classifies
as operating expenses                                             9,162                     5,200

Reclass Transit depreciation expense from general
and administrative cost                                             156                       121



Note 5 The Employment Agreement entered into between Morgan Drive Away, Inc. and Larry Kling provides for incentive payments up to $400,000; $300,000; $200,000 in year 1997, 1998, and 1999, and $100,000 in year
         2000 and 2001. The incentive payments are based upon achieving certain profit levels in the Company's Manufactured Housing Group. No incentive compensation was recorded in 1995 due to Transit's losses. Incentive compensation for the nine months ended September 30, 1996 was recorded at three-fourths(3/4) of the maximum year two payout of $300,000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   THE MORGAN GROUP, INC.


February 18, 1997                                   By: /s/ Richard B. DeBoer
                                                       -------------------------
                                                       Richard B. DeBoer
                                                         Chief Financial Officer